UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934








         Date of Report (Date of earliest event reported): October 29, 1998


                         Louisiana Casino Cruises, Inc.
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             (Exact name of registrant as specified in its charter)

Louisiana                        33-73534                    72-1196619
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(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)



               1717 River Road North, Baton Rouge, Louisiana 70802
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:     (225) 709-7777
                                                    ------------------

                                       N/A
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          (Former name or former address, if changed since last report)





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Item 5.  Other Events.

          On October 29, 1998, CRC Holdings, Inc., the management company of the Casino Rouge and 60% shareholder of Louisiana Casino Cruises, Inc., announced that it had signed a letter of intent to merge with Jackpot Enterprises, Inc., a publicly held company which presently operates one of the largest gaming machine route operations in Nevada aggregating approximately 4,300 gaming machines at approximately 400 locations. Gaming machine route operations include the operation of machines at retail stores (supermarkets, drug stores, merchandise stores and convenience stores), bars and restaurants. There are no assurances however, when such merger will be consummated, if ever.

Item 7.    Financial Statements and Other Exhibits.

         (c)      Exhibits

         99       Press release dated October 29, 1998.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               LOUISIANA CASINO CRUISES, INC.



Dated: October 30, 1998                       By: /s/ W. Peter Temling
                                                      ------------------------
                                                      W. Peter Temling
                                                      Chief Financial Officer